ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Income Trust. This report covers the 12-month period from February 1, 1998 through January 31, 1999 and includes the fund's investment review, portfolio of investments and the financial statements.

This fund pursues an attractive level of monthly income through a diversified portfolio of mortgage-backed securities. During the reporting period, the fund's portfolio maintained its AAAf rating by Standard & Poor's Ratings Group, the highest available from this independent rating service. 1

Over the 12-month reporting period, the fund paid dividends totaling $0.62 per share for Institutional Shares and $0.60 per share for Institutional Service Shares. Net asset value for both share classes increased by $0.03 to end the reporting period at $10.41. Total returns for Institutional Shares and Institutional Service Shares for the period ended January 31, 1999, were 6.46% and 6.22%, respectively. 2 The fund's net assets totaled $755 million on the last day of the reporting period.

We appreciate your continued confidence in Federated Income Trust. As always, we welcome your questions and comments.

Sincerely,

[Graphic]

Glen R. Johnson
President
March 15, 1999

1 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

2 Performance quoted represents past performance and is not indicative of future returns. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost.

Investment Review

Federated Income Trust is designed for shareholders seeking participation in a professionally managed portfolio of U.S. government securities. The fund offers daily liquidity, credit control and other advantages over comparable U.S. Treasuries, while at the same time allowing investors to avoid the complexities of managing a portfolio of mortgage- backed securities. Shareholders receive a diversified portfolio managed under a set of highly conservative disciplines.

During the annual reporting period, the U.S. Treasury market put in a stellar performance by outperforming other major fixed income asset classes. The key factors driving the performance of Treasuries in 1998 were reductions in Treasury supply due to the first budget surplus in close to 30 years, declining commodity prices, emerging market contagion, and heightened liquidity premiums. While the U.S. economy continued to post strong growth in 1998, the overall performance and shape of the U.S. Treasury yield curve were driven by events taking place in other markets. The first half of the fiscal reporting period saw a continued flattening of the yield curve between the 2- and 30-year U.S. Treasuries. During this time period, the yield spread between the 2- and 30-year U.S. Treasuries declined from 50 to 23 basis points. The turning point for investors was the emerging market crisis in Russia and Latin America. As this crisis unfolded, investors favored the most liquid U.S. Treasury securities available and avoided all other fixed income asset classes. This risk aversion drove U.S. Treasury rates to levels not seen in a generation and spreads on non-U.S. Treasury assets to their widest point in 10 years. At the peak of this turmoil, the yield on the 30-year U.S. Treasury reached a low of 4.71%.

During the reporting period, the Federal Reserve Board eased the federal funds target rate 75 basis points over a three-month time period to provide stability to the capital markets. As the market stabilized, there was a partial reversal of the flight-to-quality activity, and the U.S. Treasury market gave back some of the gains. With the return to stability and a focus on the domestic economy, investors in the mortgage-backed sector started to benefit as the new year began. Current valuation in the mortgage market continued to highlight the attractiveness of the sector on an option-adjusted spread basis versus other fixed income sectors.

Current portfolio strategy targets an effective duration of 2.38 years, which is neutral to the Lehman Brothers Mortgage-Backed Securities Index. 1 The asset allocation mix reflects a blend of Government National Mortgage Association ("GNMA") securities and conventional mortgage securities with a diversified range of coupons averaging 6.05%. Exposure to the GNMA sector is in new origination higher coupon securities. The reason for this bias is due to the underlying characteristics of the GNMA borrower. The GNMA borrower tends to be slow to take advantage of refinancing due to income constraints and the inability to finance the up-front costs. During 1998, prepayments for current and premium GNMA securities have averaged 15% to 25% slower than comparable conventional securities. The conventional allocation favors the current coupon sector due to their greater liquidity and the potential for attractive dollar roll opportunities. The fund continued to take advantage of opportunities in structured mortgage product. This included structured mortgage securities with average lives ranging between 8 and 15 years. These securities, with their longer average lives, should outperform U.S. Treasury securities as mortgage spreads narrow.

1 The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. Investments cannot be made in an index.

Overall, our view on the mortgage market is positive as we move into 1999. We believe that mortgages should perform well due to strong technical and fundamental factors. In terms of fundamentals, mortgages underperformed last year due to mortgage rates declining to 30-year lows, creating two major refinancing waves. With mortgage origination rates having increased substantially, and prepayments having peaked for this cycle, the outlook for mortgages is positive. The technical situation is positive due to decreasing supply and increasing demand. Origination from the mortgage bankers has declined accompanied by a pickup in investor demand due to attractive yield spreads over comparable duration U.S. Treasuries.

For the year ended January 31, 1999, the fund produced a total return of 6.46% 2 for Institutional Shares and a 6.22%2 return for the Institutional Service Shares. This compares to a 6.66% return on the Lehman Brothers Mortgage-Backed Securities Index.1 Rated AAAf by Standard & Poor's for credit quality, the fund remains committed to competitive yields and daily liquidity.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $25,000 INVESTED IN FEDERATED INCOME TRUST-INSTITUTIONAL SHARES

[Graphic]

See Appendix A1

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 1999
1 Year                           6.46%
5 Year                           6.61%
10 Year                          8.09%
Start of Performance (3/30/82)   9.59%

The graph above illustrates the hypothetical investment of $25,000 1 in Federated Income Trust (Institutional Shares) (the "Fund") from January 31, 1989 to January 31, 1999, compared to the Lehman Brothers 5- Year Treasury Bellwether Index (LB5YRTBI),1 the Lipper U.S. Mortgage Funds Average (LUSMFA),2 and the Lehman Brothers Mortgage Backed
Securities Index (LBMBSI).1

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA, and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and average. The LB5YRTBI and the LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made in an index.

2 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $25,000 INVESTED IN FEDERATED INCOME TRUST-INSTITUTIONAL
SERVICE SHARES

[Graphic]

See Appendix A2

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JANUARY 31, 1999
1 Year                          6.22%
5 Year                          6.38%
Start of Performance (6/2/92)   6.43%

The graph above illustrates the hypothetical investment of $25,000 1 in Federated Income Trust (Institutional Service Shares) (the "Fund") from June 2, 1992 (start of performance) to January 31, 1999, compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5YRTBI),1 the Lipper U.S. Mortgage Funds Average (LUSMFA),2 and the Lehman Brothers Mortgage
Backed Securities Index (LBMBSI).1

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5YRTBI, LUSMFA, and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and average. The LB5YRTBI and the LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged and investments cannot be made in an index.

2 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

JANUARY 31, 1999

PRINCIPAL
AMOUNT                                                                                       VALUE
                       LONG-TERM OBLIGATIONS-105%
                       FEDERAL HOME LOAN MORTGAGE CORP.-27.6% 1
  $    102,064         11.500%, 12/1/2014                                             $     114,949
       110,486         11.000%, 5/1/2000                                                    112,112
        71,955         10.500%, 7/1/2000                                                     72,919
       625,628         9.500%, 11/1/2009 - 9/1/2016                                         669,627
     2,219,486         9.000%, 4/1/2009 - 2/1/2013                                        2,344,072
    42,669,284         7.500%, 12/1/2022 - 6/1/2027                                      43,917,022
       640,611         7.000%, 10/1/2007                                                    653,423
    84,238,247         7.000%, 2/1/2027 - 9/1/2028                                       86,081,380
    68,600,000         6.500%, 2/1/2029                                                  62,242,782
     5,000,000       2 6.500%, 2/1/2029                                                   5,046,850
                       TOTAL                                                            208,255,136
                       FEDERAL HOME LOAN MORTGAGE CORP. DEBENTURES-7.3%
    55,614,000      3  5.020% - 5.030%, 2/18/1999                                        55,494,986
                       FEDERAL HOME LOAN MORTGAGE CORP. REMIC-7.6% 1
    21,989,000         10.048%, Series 2100-BB, 12/15/2028                               23,916,556
    12,675,000         7.500%, Series 2081-ED (Interest Only), 8/15/2028                  2,740,969
     5,798,459         7.000%, Series 1991-PJ (Interest Only), 9/15/2027                  1,904,446
    15,000,000         6.500%, Series 1992-PM, 2/15/2026                                 15,294,300
    15,192,872         6.500%, Series 2070-IO (Interest Only), 7/15/2028                  3,537,053
     9,625,000         0.000%, Series 1802-A (Principal Only), 3/15/2024                  6,617,188
     3,287,334         0.000%, Series 2015-PO (Principal Only), 12/15/2027                2,894,925
       472,897         0.000%, Series 2031-BO (Principal Only), 2/20/2028                   411,718
                       TOTAL                                                             57,317,155
                       FEDERAL NATIONAL MORTGAGE ASSOCIATION-34.8% 1
     9,339,339         10.500%, 12/1/2019 - 4/1/2022                                     10,341,620
     9,915,354         10.000%, 11/1/2009 - 12/1/2019                                    10,754,365
     5,006,261         10.000%, 1/1/2021 - 4/1/2025                                       5,482,559
    12,855,605         8.000%, 12/1/2026                                                 13,353,759
     3,961,955         7.500%, 3/1/2010 - 4/1/2010                                        4,094,298
     1,927,222         7.500%, 7/1/2028                                                   1,984,441
    16,311,151         6.500%, 9/1/2013 - 1/1/2014                                       16,592,006
    76,000,000       2 6.500%, 2/1/2029                                                  76,665,000
PRINCIPAL
AMOUNT                                                                                       VALUE
                       LONG-TERM OBLIGATIONS-continued
                       FEDERAL NATIONAL MORTGAGE ASSOCIATION-CONTINUED 1
 $  32,809,965         6.000%, 1/1/2014                                              $   32,922,831
    91,475,265         6.000%, 1/1/2028 - 2/1/2029                                       90,446,081
                       TOTAL                                                            262,636,960
                       FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC-0.7%
    11,156,455         7.000%, Series 1997-89-E (Interest Only), 12/20/2027               3,678,172
    11,634,660         7.000%, Series 1998-15-PE (Interest Only), 2/18/2021               1,407,096
                       TOTAL                                                              5,085,268
                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-26.0% 1
    25,879,026         7.500%, 7/15/2028 - 9/15/2028                                     26,736,139
    87,635,908         7.000%, 11/15/2026 - 1/15/2029                                    89,799,638
    78,437,491         6.500%, 12/15/2023 - 7/15/2028                                    79,465,085
                       TOTAL                                                            196,000,862
                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION REMIC-1.0% 1
    18,913,958         8.000%, 5/16/2027 Series 97-7 (Interest Only)  4,698,984
     3,445,934         0.000%, 12/20/2027 Series 97-17 (Principal Only)  3,034,593
                       TOTAL                                                              7,733,577
                       TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $788,507,464)  792,523,944
                       REPURCHASE AGREEMENTS-14.9% 4
    18,495,000         ABN AMRO, Inc., 4.820%, dated 1/29/1999, due 2/1/1999             18,495,000
    20,557,000  5,6    Merrill Lynch, Pierce, Fenner and Smith, 4.950%, dated
                       12/3/1998, due 2/18/1999                                          20,557,000
    73,600,000     5,6 Morgan Stanley Group, Inc., 4.780%, dated 1/11/1999, due
                       2/11/1999                                                         73,600,000
                       TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)  112,652,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $901,159,494) 7             $ 905,175,944

1 Because of monthly principal payments, the average lives of the Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Government National Mortgage Association securities approximates 1-10 years.

2 Indicates securities subject to dollar roll transactions.

3 All or a portion of this security is subject to a future dollar roll transaction.

4 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

5 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

6 Securities held as collateral for future dollar roll transactions.

7 The cost of investments for federal tax purposes amounts to $901,159,494. The net unrealized appreciation of investments on a federal tax basis amounts to $4,016,450 which is comprised of $8,153,581 appreciation and $4,137,131 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($755,234,084) at January 31, 1999.

The following acronym is used throughout this portfolio:

REMIC -Real Estate Mortgage Conduit

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JANUARY 31, 1999

ASSETS:
Investments in repurchase agreements                              $ 112,652,000
Investments in securities                                           792,523,944
Total investments in securities, at value (identified and
tax cost $901,159,494)                                                              $ 905,175,944
Cash                                                                                        1,916
Income receivable                                                                       3,889,473
Receivable for investments sold                                                        76,647,649
Receivable for shares sold                                                                410,568
TOTAL ASSETS                                                                          986,125,550
LIABILITIES:
Payable for investments purchased                                   222,255,383
Payable for shares redeemed                                             797,564
Income distribution payable                                           2,705,760
Payable for dollar roll transactions                                  5,019,675
Accrued expenses                                                        113,084
TOTAL LIABILITIES                                                                     230,891,466
Net assets for 72,558,615 shares outstanding                                        $ 755,234,084
NET ASSETS CONSIST OF:
Paid in capital                                                                     $ 851,094,909
Net unrealized appreciation of investments                                              4,016,450
Accumulated net realized loss on investments  (99,975,765)
Undistributed net investment income                                                        98,490
TOTAL NET ASSETS                                                                    $ 755,234,084
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
INSTITUTIONAL SHARES:
$704,266,123 / 67,661,879 shares outstanding                                               $10.41
INSTITUTIONAL SERVICE SHARES:
$50,967,961 / 4,896,736 shares outstanding                                                 $10.41

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED JANUARY 31, 1999

INVESTMENT INCOME:
Interest (net of dollar roll expense of $2,695,704)                                               $ 50,604,101
EXPENSES:
Investment advisory fee                                                        $  3,062,716
Administrative personnel and services fee                                           577,322
Custodian fees                                                                       62,560
Transfer and dividend disbursing agent fees and expenses                             69,877
Directors'/Trustees' fees                                                            15,895
Auditing fees                                                                        21,132
Legal fees                                                                           10,066
Portfolio accounting fees                                                           145,541
Distribution services fee-Institutional Service Shares                              119,914
Shareholder services fee-Institutional Shares                                     1,794,284
Shareholder services fee-Institutional Service Shares                               119,914
Share registration costs                                                             31,804
Printing and postage                                                                 25,090
Insurance premiums                                                                    8,003
Miscellaneous                                                                        16,941
TOTAL EXPENSES                                                                    6,081,059
WAIVERS AND REIMBURSEMENTS:
Waiver of distribution services fee-Institutional
Service Shares                                               $  (115,117)
Waiver of shareholder services fee-Institutional Shares       (1,507,198)
TOTAL WAIVERS                                                                   (1,622,315)
Net expenses                                                                                         4,458,744
Net investment income                                                                               46,145,357
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                                     6,501,645
Net change in unrealized appreciation/depreciation
of investments                                                                                      (4,188,194)
Net realized and unrealized gain on investments                                                      2,313,451
Change in net assets resulting from operations                                                    $ 48,458,808

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

YEAR ENDED JANUARY 31                                                       1999                 1998
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                             $   46,145,357       $   54,077,741
Net realized gain on investments ($5,833,165 and
$16,260,368, respectively, as computed for federal
tax purposes)                                                          6,501,645           16,279,577
Net change in unrealized appreciation/depreciation                    (4,188,194)           2,287,217
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        48,458,808           72,644,535
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Institutional Shares                                                 (43,354,300)         (51,782,096)
Institutional Service Shares                                          (2,791,057)          (2,738,632)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS
TO SHAREHOLDERS                                                      (46,145,357)         (54,520,728)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                         162,767,371          171,602,234
Net asset value of shares issued to shareholders in payment
of distributions declared                                             12,501,333           14,317,427
Cost of shares redeemed  (212,179,393)  (296,011,693)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS               (36,910,689)        (110,092,032)
Change in net assets                                                 (34,597,238)         (91,968,225)
NET ASSETS:
Beginning of period                                                  789,831,322          881,799,547
End of period (including undistributed net investment
income of $98,490 and $0, respectively)                           $  755,234,084       $  789,831,322

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED JANUARY 31                          1999        1998        1997        1996          1995
NET ASSET VALUE,
BEGINNING OF PERIOD                          $10.38      $10.15      $10.39      $ 9.70        $10.50
INCOME FROM
INVESTMENT OPERATIONS:
Net investment income                          0.62        0.66        0.68        0.67          0.70
Net realized and unrealized gain (loss)
on investments                                 0.03        0.24       (0.24)       0.69         (0.80)
TOTAL FROM
INVESTMENT OPERATIONS                          0.65        0.90        0.44        1.36         (0.10)
LESS DISTRIBUTIONS:
Distributions from net investment income      (0.62)      (0.67)      (0.68)      (0.67)        (0.70)
NET ASSET VALUE, END OF PERIOD               $10.41      $10.38      $10.15      $10.39        $ 9.70
TOTAL RETURN 1                                 6.46%       9.20%       4.44%      14.44%        (0.86%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                       0.57%       0.58%       0.58%       0.58%         0.56%
Net investment income                          6.05%       6.50%       6.70%       6.67%         6.99%
Expense waiver/ reimbursement 2                0.21%       0.22%       0.22%       0.22%           -
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)    $704,266    $746,407    $838,542    $983,093    $1,119,976
Portfolio turnover                              151%        306%        212%        184%          217%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED JANUARY 31                       1999       1998        1997       1996        1995
NET ASSET VALUE, BEGINNING OF PERIOD      $10.38     $10.15      $10.39     $ 9.70      $10.50
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.60       0.64        0.65       0.65        0.68
Net realized and unrealized gain
(loss) on investments                       0.03       0.24       (0.24)      0.69       (0.80)
TOTAL FROM INVESTMENT OPERATIONS            0.63       0.88        0.41       1.34       (0.12)
LESS DISTRIBUTIONS:
Distributions from net
investment income                          (0.60)     (0.65)      (0.65)     (0.65)      (0.68)
NET ASSET VALUE, END OF PERIOD            $10.41     $10.38      $10.15     $10.39      $ 9.70
TOTAL RETURN 1                              6.22%      8.96%       4.21%     14.19%      (1.08%)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                    0.79%      0.80%       0.80%      0.80%       0.78%
Net investment income                       5.71%      6.28%       6.49%      6.45%       6.75%
Expense waiver/ reimbursement 2             0.24%      0.25%       0.25%      0.25%       0.22%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)  $50,968    $43,424     $43,257     $40,788    $40,428
Portfolio turnover                           151%       306%        212%        184%       217%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JANUARY 31, 1999

ORGANIZATION

Federated Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Trust is current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount, foreign currency transactions, partnerships, non-taxable dividends, net operating losses, expiring capital loss carryforwards, wash sales, futures and options, post-October losses. The following reclassifications have been made to the financial statements.

                INCREASE (DECREASE)
                   ACCUMULATED     UNDISTRIBUTED
                  NET REALIZED    NET INVESTMENT
PAID-IN CAPITAL      GAIN/LOSS            INCOME
$221,986             $(320,476)          $98,490

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At January 31, 1999, the Trust, for federal tax purposes, had a capital loss carryforward of $100,371,770, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
2003                    $95,710,304
2005                      4,661,466

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS

The Trust enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Trust sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Trust will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Trust's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

YEAR ENDED JANUARY 31                                         1999                                  1998
INSTITUTIONAL SHARES:                               SHARES             AMOUNT            SHARES              AMOUNT
Shares sold                                      14,248,595      $   147,641,961       15,549,209       $  159,057,200
Shares issued to shareholders in payment of
distributions declared                            1,080,448           11,205,917        1,254,667           12,827,066
Shares redeemed                                 (19,606,420)        (203,143,989)    (27,486,985)         (281,173,119)
NET CHANGE RESULTING FROM
INSTITUTIONAL SHARE TRANSACTIONS                 (4,277,377)     $   (44,296,111)    (10,683,109)      $  (109,288,853)

YEAR ENDED JANUARY 31                                          1999                                 1998
INSTITUTIONAL SERVICE SHARES:                       SHARES             AMOUNT            SHARES             AMOUNT
Shares sold                                        1,459,104     $   15,125,410         1,224,367      $    12,545,034
Shares issued to shareholders in payment of
distributions declared                               124,887          1,295,416           145,892            1,490,361
Shares redeemed                                     (872,099)        (9,035,404)       (1,448,069)         (14,838,574)
NET CHANGE RESULTING FROM
INSTITUTIONAL SERVICE SHARE TRANSACTIONS             711,892         $7,385,422           (77,810)     $      (803,179)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS      (3,565,485)    $  (36,910,689)      (10,760,919)     $  (110,092,032)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended January 31, 1999, were as follows:

Purchases   $1,653,715,602
Sales       $1,941,019,449

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

SUBSEQUENT EVENT (UNAUDITED)

Effective March 31, 1999, Federated Management, Adviser to the Fund, will merge into Federated Investment Management Company (formerly Federated Advisers).

Independent Auditors' Report

TO THE SHAREHOLDERS AND TRUSTEES OF

FEDERATED INCOME TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Income Trust, (the "Trust") as of January 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended January 31, 1999 and 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of January 31, 1999, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Income Trust as of January 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
March 19, 1999

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
WILLIAM J. COPELAND
JAMES E. DOWD, ESQ.
LAWRENCE D. ELLIS, M.D.
EDWARD L. FLAHERTY, JR., ESQ.
GLEN R. JOHNSON
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D.
WESLEY W. POSVAR
MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

ANTHONY R. BOSCH
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT

[Graphic]

Federated Income Trust

ANNUAL REPORT
TO SHAREHOLDERS

JANUARY 31, 1999

 [Graphic]

 Federated Income Trust
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

 Cusip 314199100
 Cusip 314199209

 G00620-01 (3/99)

[Graphic]






Appendix - Federated Income Trust

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Shares of Federated Income Trust (the "Fund) is represented by a solid line. The Lehman Brothers 5-Year Treasury Bellweather Index (the "LB5YRTBI") is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (the "LUSMFA") is represented by a dashed line and the Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund's Institutional Shares, the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 1/31/89 to 1/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The ending values were $54,416, $54,739, $53,752 and $59,251, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Income Trust (the "Fund) is represented by a solid line. The Lehman Brothers 5-Year Treasury Bellweather Index (the "LB5YRTBI") is represented by a dotted line, the Lipper U.S. Mortgage Funds Average (the "LUSMFA") is represented by a dashed line and the Lehman Brothers Mortgage Backed Securities Index (the "LBMBSI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Fund's Institutional Service Shares, the LB5YRTBI, the LUSMFA and the LBMBSI. The "x" axis reflects computation periods from 1/31/89 to 1/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares as compared to the LB5YRTBI, the LUSMFA and the LBMBSI. The ending values were $37,872, $39,166, $38,271 and $40,026, respectively.